Stephens Information & Technology Conference Intersections Inc. Investors Presentation June 8, 2004 (c) Intersections Inc. 2004. All Rights Reserved.

Safe Harbor Statement Statements in this presentation relating to future plans, results, performance, expectations, achievements and the like are considered "forward-looking statements." Those forward-looking statements involve known and unknown risks and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company's fillings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements.

IPO Summary Shares Sold: 7.1875 million (3.0m Primary) Over-Allotment Option: Fully exercised Price Range: Priced at $17 top end of range of $15.00 -$17.00 Post-IPO Shares: 17.0133 million outstanding Net Proceeds Before Expenses: $47.4 million Use of Primary Proceeds: Business development, working capital and general corporate purposes Underwriters: Deutsche Bank Securities (sole bookrunner) Lazard Stephens Inc. SunTrust Robinson Humphrey NASDAQ Symbol: INTX Began Trading April 30,2004

Management Introduction Michael Stanfield Chairman, Chief Executive Officer & Co-founder Ken Schwarz Chief Financial Officer

Company Overview Co-founded in 1996 by current Chairman and CEO Leading provider of client - branded identity theft and credit education subscription services for consumer use Services address a broad range of consumers' needs protect their identities mitigate the effects of identity theft understand credit and credit scores understand how behavior affects credit scores and borrowing Provider of services for 28 financial institutions and financial services companies in the United States and Canada.

Consistent Subscriber Growth Subscriber Base (in thousands) 1999 566 2000 732 2001 894 2002 1563 2003 2275 Q1 '04 2437 CAGR = 41.6% * CAGR Calculated through 2003 1st Quarter growth over prior quarter of 7.1%

Strong and Predictable Revenue Growth Revenue Growth (in millions) Q1 '03 35.242 Q2 '03 37.485 Q3 '03 38.033 Q4 '03 36.546 Q1 '04 38.177 1999 21.7 2000 41 2001 56.5 2002 98 2003 147.3

Increasing Profitability Pretax Income (in millions) Q1 '03 3.355 Q2 '03 4.205 Q3 '03 3.041 Q4 '03 3.964 Q1 '04 3.663 (1) (1) Income (loss) before income taxes and minority interest 1999 -19.3 2000 -20.4 2001 -16 2002 5.3 2003 14.6

Investment Highlights Large and rapidly growing market for identity theft protection and credit management services Market leadership attained through strong client relationships and high quality service offerings Multi-channel marketing and sales strategies with flexible business arrangements and private label branding which set a standard and create a competitive advantage Exceptional organic growth opportunities Financial model that creates predictable revenue and strong earnings through increasing incremental margins and strong free cash flow Well positioned with a debt-free balance sheet and good liquidity Experienced management team with substantial equity incentives, which has proven its ability to operate in this arena

Large and Rapidly Growing Market

Market Drivers According to a recent FTC report, monitoring account activity is the most common way victims first detect fraud (FTC, Sept. 2003) Market Expected to Continue Strong Growth

Company Overview

We Satisfy the Needs of This Marketplace Credit Card Company (our clients) Needs Client branded complementary financial products Enhance customer loyalty/reduce turnover Generate recurring revenue streams Protect brand image Meet challenges of changing regulatory environment Strong reliable outsource providers Consumer Needs Protect their identity Mitigate effects of identity theft Understand credit data and credit scores Understand how behavior affects credit scores and borrowing A trusted provider

Intersections' reputation, ability to offer flexible solutions and execution capabilities have positioned the Company to retain existing clients and attract new clients Intersections has Established Itself as the Partner of Choice Reputation for delivery, reliability, security and quality Bank-branded, customized products to meet the needs of the client's specific card base (or card bases). We are the only company in our industry with a penetrating and true private label strategy. Flexible marketing and financial arrangements to meet the client's customer service philosophy Online and offline service delivery options to support multiple channels Scalable and flexible program initiation capabilities; fast to market with private label branded products Unbiased service provider.

History of Service Innovation Intersections has a long tradition of service innovation, and is developing several initiatives to expand its current suite of services

CreditProtectX3...The Most Comprehensive Service in the Market CreditProtectX3 features 3 Bureau daily monitoring of the major credit reporting agencies: Equifax, Experian and TransUnion, and includes the following: 3 Bureau Credit Report 3 Bureau Daily Monitoring of credit files/Notify Express 3 Bureau Credit Score 3 Bureau Credit Analyzer/Comparison - online only 3 Bureau Quarterly Credit Update and Credit Score Credit Education Specialists Identity Theft Recovery Unit $20,000 Identity Theft Insurance ($250 deductible) Credit Education Tools - online only

Fraud Protection Components In response to increasing awareness if Identity theft, Intersections is developing a suite of services to meet the demand for providing components of our services to a variety of companies including: Identity theft recovery unit Identity theft insurance Daily fraud alerts Breach mitigation Internet monitoring.....and more

Growth Strategy

Multiple Growth Opportunities Existing Subscribers from Existing Clients Existing Clients, New Subscribers New Clients New Channels and Markets New Services The Building Blocks of Growth - Scalability Long term annual subscriber growth of 25% to 30% with increasing margins New Clients/ Markets/ Services Existing Clients/ Markets/ Services 2004

* 3 year time horizon. Composition of future growth New services 25 to 30% long term annual subscriber growth Exceptional Organic Growth Opportunities* Recurring subscriber model provides base for incremental growth Due to higher incremental margins, 25% to 30% annual subscriber growth yields higher annual net income growth New Clients Existing Clients

Financial Summary

Superior Financial Model Exceptional track record of consistent growth Retention rates that drive predictable revenue stream High incremental margins that yield net income growth well in excess of revenue growth Double-digit return on capital Strong free cash flow generation Debt-free balance sheet

Consistent Client Growth 1999 7 2000 8 2001 10 2002 14 2003 25 Q1 '04 28 Client Base

Consistent Subscriber Growth Subscriber Base (in thousands) 1999 566 2000 732 2001 894 2002 1563 2003 2275 Q1 '04 2437 CAGR = 41.6% * CAGR Calculated through 2003 1st Quarter growth over prior quarter of 7.1%

Strong and Predictable Revenue Growth Revenue Growth (in millions) Q1 '03 35.242 Q2 '03 37.485 Q3 '03 38.033 Q4 '03 36.546 Q1 '04 38.177 1999 21.7 2000 41 2001 56.5 2002 98 2003 147.3

Increasing Profitability Pretax Income (in millions) Q1 '03 3.355 Q2 '03 4.205 Q3 '03 3.041 Q4 '03 3.964 Q1 '04 3.663 (1) (1) Income (loss) before income taxes and minority interest 1999 -19.3 2000 -20.4 2001 -16 2002 5.3 2003 14.6

Market dynamics have driven growth in indirect marketing, which has positively impacted Intersections. Evolving Model to Meet Changing Environment Solicitation of Cardholders (Client bears costs) Commissions Access to Customers Solicitation of Cardholders (INTX bears costs) Service Fee Subscription Fees Direct Model Indirect Model Subscription Fees Service Service Solicitation or endorsement Bank and credit card company (Client) Bank and credit card company (Client)

Direct Indirect 2001 848.967 45.097 2002 1011.256 551.281 2003 1081.957 1192.648 Q1 '04 1092.588 1344.417 Growth in Indirect Marketing Key benefits of indirect marketing model: Improved access to prospects Better marketing channels Less investment Higher margins Better retention Subscriber Growth by Model (in thousands) Note: Subscriber amounts are as of the end of each respective year shown.

Improving Subscriber Retention Rates Subscriber Retention Rates(1) 2001 2002 2003 Q1 '04 Retention (as Defined) 0.525 0.566 0.591 0.603 End of year subscribers divided by beginning of year subscribers plus new subscribers during the year Represents trailing 12 months of data (April 2003 - March 2004). Improvement attributed to: Growth in indirect marketing Higher brand recognition Improved marketing channels Service feature innovations Improved retention strategies Increased subscriber awareness of service benefits (2)

Subscriber Cancellation Rates Subscriber Base (in thousands) 1 Cancellation Rate WITHIN first 90 days calculated as the number of cancellations within the first 90 days divided by the number of new subscribers added during the same period. For comparison purposes, the cancellation rate for Q1 2004 is calculated for the period of April 1, 2003 through March 31, 2004. 2 Cancellation Rate AFTER first 90 days calculated as the number of cancellations after the first 90 days divided by the number of subscribers at the beginning of the period plus the net of new subscribers and cancellations within the first 90 days. For comparison purposes, the cancellation rate for Q1 2004 is calculated for the period of April 1, 2003 through March 31, 2004.

($ in millions) Summary Consolidated Financials

($ in millions) Summary Consolidated Financials

Stephens Information & Technology Conference Intersections Inc. Investors Presentation June 8, 2004